Loss Per Common Share	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Loss Per Common Share [Abstract]
LOSS PER COMMON SHARE

NOTE 3 – LOSS PER COMMON SHARE

Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding.  Diluted loss per share is computed similarly to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  The weighted-average basic and diluted shares for each of the nine months ended September 30, 2014 and 2013 exclude approximately 0.4 million and 0.5 million, respectively, of shares related to the Employee Stock Ownership Plan that have not been committed to be released.

For periods presented in which there is a net loss, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive. All potentially dilutive securities are anti-dilutive due to the net loss incurred by the Company in the periods presented.

Potential dilutive securities consist of (in thousands):
	Nine Months Ended September 30,
	2014	2013

Convertible preferred stock - Series A	270	270
Convertible preferred stock - Series B	131	131
Convertible preferred stock - Series D	10,287	7,824
Convertible preferred stock - Series E	8,331	-
Warrants to purchase common stock	3,555	2,737
Options to purchase common stock	766	544

Total potentially dilutive securities	23,340	11,506

NOTE 3 – LOSS PER COMMON SHARE

Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similarly to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. The weighted-average basic and diluted shares for the years ended December 31, 2013 and 2012, exclude approximately 0.4 million and 0.6 million, respectively, of ESOP shares that have not been committed to be released.

For periods presented in which there is a net loss, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive. Below is a reconciliation of the fully dilutive securities effect for the period with net income (in thousands except share and per share data):

	December 31,
	2013	2012

Net loss attributable to common shareholders	$(7,801)	$(4,820)

Weighted average common shares outstanding - basic and diluted	9,802,810	7,900,693

Loss per common share - basic and diluted	$(0.80)	$(0.61)

For the years ended December 31, 2013 and 2012, respectively, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive.

Potential dilutive securities consist of (in thousands):

	December 31,
	2013	2012

Convertible preferred stock - Series A	270	270
Convertible preferred stock - Series B	131	131
Convertible preferred stock - Series D	9,918	7,042
Convertible preferred stock - Series E	8,180	-
Warrants to purchase common stock	3,555	981
Options to purchase common stock	805	544

Total potentially dilutive securities	22,859	8,968